UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 21, 2015

Studio One Media, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10196	23-2517953
(Commission File Number)	(IRS Employer Identification No.)

6671 Sunset Blvd., Suite 1518, Hollywood, CA 90028	85260
(Address of Principal Executive Offices)	(Zip Code)

(480) 556-9303

(Registrant’s Telephone Number, Including Area Code)

7650 E. Evans Rd., Suite C, Scottsdale, AZ

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 4.02                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 21, 2015, the independent certifying accountant, Sadler Gibb & Associates, LLC (“Sadler”), of Studio One Media, Inc. (the “Company”) notified the Company that the financial statements covered by (1) the Company’s Quarterly Report on Form 10-Q (“Quarterly Report”) for the quarterly period ended September 30, 2014, (2) the Quarterly Report for the quarterly period ended December 31, 2014, and (3) the Quarterly Report for the quarterly period ended March 31, 2015 (such three quarterly reports collectively the “Quarterly Reports”), should not be relied upon because of the following issue discovered in the course of the Company’s audit for the fiscal year ended June 30, 2015:

An undisclosed derivative liability of $389,970 during the quarterly period ended September 30, 2014, resulting from the Company not having adequate authorized common stock to issue upon the potential conversion of convertible notes into common stock.

The Company expects that the $389,970 derivative liability will be eliminated when the Company’s amendment to its Certificate of Incorporation to increase its authorized common stock, is processed by the State of Delaware. That amendment was authorized at the Company’s special meeting of shareholders on August 28, 2015, and was sent to Delaware for expedited filing on September 10, 2015.

The Company intends to file amended Quarterly Reports on Form 10-Q/A as soon as possible (the “Amended Quarterly Reports”). The differences between the Quarterly Reports and the Amended Quarterly Reports will be identified in the Amended Quarterly Reports.

The Company’s authorized officer discussed with Sadler the matters discussed in this report, provided a copy of the foregoing disclosures to Sadler prior to the date of the filing of this report, and requested that Sadler furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this report.

Item 8.01                      Other Events

As of September 23, 2015, the Company relocated its headquarters from Scottsdale, Arizona to 6671 Sunset Blvd., Suite 1518, Hollywood, CA 90028.

Item 9.01                      Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1	Letter from Sadler Gibb & Associates, LLC, dated September 23, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 23, 2015	Studio One Media, Inc.
	By:	/s/ Lawrence G. Ryckman
Name: Lawrence G. Ryckman
Title: President and Chief Executive Officer

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